UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 21, 2023
(Date of earliest event reported: February 21, 2023)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11178	Revlon, Inc. Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662955
33-59650	Revlon Consumer Products Corporation Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662953

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an “emerging growth company” as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on June 15, 2022, Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the Chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Cleansing Materials

On February 7, 2023, the Company entered into confidentiality agreements (the “NDAs”) with (i) certain of the lenders (the “Negotiating BrandCo Lenders”) under that certain BrandCo Credit Agreement, dated as of May 7, 2020, by and among the Company, the lenders from time to time parties thereto and Jefferies Finance LLC, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “BrandCo Credit Agreement”) and (ii) certain of the lenders (the “Negotiating 2016 Lenders,” and collectively with the Negotiating BrandCo Lenders, the “Negotiating Lenders”) under that certain Term Credit Agreement, dated as of September 7, 2016, by and among the Company, the lenders from time to time parties thereto and Citibank, N.A, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “2016 Credit Agreement”) in connection with settlement negotiations among the Company and the Negotiating Lenders regarding the settlement of the Chapter 11 Cases and AIMCO CLO 10 Ltd., et al. v. Revlon, Inc. et al., Adv. Pro. No. 22-01167 (DSJ) (Bankr. S.D.N.Y. Oct. 31, 2022) (the “Adversary Proceeding”).

On February 17, 2023, the Negotiating Lenders and the Company reached a settlement in principle with respect to the Chapter 11 Cases and the Adversary Proceeding, including the claims and controversies in connection therewith (collectively, the “Settlement”), subject to definitive documentation and receipt of certain approvals. The Settlement is subject to, among other things, approval from the Bankruptcy Court.

Pursuant to the terms of the NDA, the Company agreed to publicly disclose certain confidential information provided to the Negotiating Parties pursuant to the NDAs and a summary description of the terms of the Settlement (the “Cleansing Materials”) upon the occurrence of certain events. A copy of the Cleansing Materials is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Cleansing Materials are based solely on information available to the Company as of the date such materials were provided to certain of the Company’s creditors. The description in this Form 8-K of the Cleansing Materials does not purport to be complete and is qualified in its entirety by reference to the complete presentation of the Cleansing Materials attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Cleansing Materials.

104	Exhibit 104 Cover page from this Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

REVLON, INC.

	By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel